SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 April 27, 2000
                              -------------------

                           METRIKA SYSTEMS CORPORATION
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       1-13085                           33-0733537
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(State or Other Jurisdiction     (Commission File               (I.R.S. Employer
  of Incorporation)                  Number)                 Identification No.)



5788 Pacific Center Boulevard
San Diego, California                                                      92121
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (781) 622-1000

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the Registrant's annual report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: customer capital spending policies, market acceptance of new products, technological change and new products, the Registrant's acquisition strategy, international operations, competition, proprietary rights, government regulations and approvals, potential fluctuations in quarterly performance, and the cash management arrangement with Thermo Electron Corporation.

Item 5.  Other Events
         -------------

         On April 28, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding the previously announced tender offer for its shares of common stock, $.01 par value per share, by its parent corporation, Thermo Instrument Systems Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable

         (b)      Pro Forma Financial Information: not applicable

         (c)      Exhibits:

                  99 - Press Release dated April 28, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 28th day of April, 2000.



                                           METRIKA SYSTEMS CORPORATION



                                             By: /s/ Theo Melas-Kyriazi
                                                --------------------------
                                                     Theo Melas-Kyriazi
                                                     Chief Financial Officer

                                                                      Exhibit 99

Investor Contact: 781-622-1111
Media Contact: 781-622-1252


                 CASH TENDER OFFER FOR METRIKA SYSTEMS COMPLETED

SAN DIEGO, Calif., April 28, 2000 - Metrika Systems Corporation (ASE-MKA), a Thermo Electron company, announced today that its parent company, Thermo Instrument Systems Inc. (ASE-THI), has successfully completed its cash tender offer of $9.00 per share for any and all outstanding shares of Metrika Systems common stock.

         The offer and withdrawal rights expired at midnight on Thursday, April 27, 2000. Based on the preliminary report of the depositary for the offer, American Stock Transfer & Trust Company, approximately 1.2 million Metrika Systems shares were tendered. This brings Thermo Instrument's and Thermo Electron's combined equity ownership in Metrika Systems to approximately 94.6 percent. Thermo Instrument expects to complete the spin-in of Metrika Systems by Wednesday, May 3, through a short-form merger. The short-form merger does not require Metrika Systems' board or shareholder approval.

         Shareholders who tendered their shares in the tender offer will receive payment for their shares shortly. Shareholders who did not tender their shares will also receive $9.00 per share in the short-form merger. Information outlining what steps these Metrika Systems shareholders must take to obtain payment will be mailed within a week to 10 days.

         Metrika Systems Corporation develops, manufactures, and markets on-line, high-speed process-optimization systems for raw materials analysis and finished materials quality control. The company's systems can analyze large volumes of raw materials, such as coal, cement, and minerals, in real time, or measure and control the thickness of web-type finished materials, such as sheet steel, rubber, and plastic foils. Customers worldwide use the company's systems and proprietary software to improve product quality and consistency, lower material costs, reduce energy consumption, and minimize waste. Metrika Systems is a public subsidiary of Thermo Instrument Systems Inc., another Thermo Electron company. More information is available at http://www.thermo.com/subsid/mka1.html on the Internet.

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